                                                                    Exhibit 99.1
                           DAILY JOURNAL CORPORATION

                                   FORM 8-K/A

                   CHOICE INFORMATION SYSTEMS, INCORPORATED

                             FINANCIAL STATEMENTS

                               DECEMBER 31, 1998

                                C O N T E N T S
                                   ________

Independent Auditor's Report                                    1

Financial Statements:

  Balance Sheet                                                 2

  Statement of Income and Retained Earnings                     3

  Statement of Cash Flows                                       4

  Notes to Financial Statements                                5-7


                         INDEPENDENT AUDITOR'S REPORT

The Board of Directors
Daily Journal Corporation

     We have audited the accompanying balance sheet of Choice Information Systems, Incorporated as of December 31, 1998, and the related statements of income, retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Choice Information Systems, Incorporated at December 31, 1998, and the results of its operations and cash flows for the year then ended in conformity with generally accepted accounting principles.


                                                 /s/ HART & STEINMULLER, P.C.

                                                 HART & STEINMULLER, P.C.
                                                 Certified Public Accountants


April 1, 1999

                   CHOICE INFORMATION SYSTEMS, INCORPORATED

                                 BALANCE SHEET

                               DECEMBER 31, 1998

                                  ------------

                                      Assets
Current assets:
 Cash                                                               $  407,528
 Accounts receivable, trade                                            253,493
 City tax refund receivable                                             12,403
 Prepaid expenses                                                       15,042
 Notes receivable, stockholders (Note 2)                               626,367
                                                                    ----------
       Total current assets                                          1,314,833

Property and equipment - net (Note 3)                                   80,532

Other asset:
 Deferred tax benefit (Note 4)                                         100,205
                                                                    ----------
       Total assets                                                 $1,495,570
                                                                    ==========

                      Liabilities and Stockholders' Equity

Current liabilities:
  Accounts payable, trade                                           $   23,667
  Deferred revenue                                                     527,244
  Payroll and accrued withholdings                                      34,950
  Income tax payable                                                   139,487
  Profit sharing payable                                               114,758
                                                                    ----------
       Total current liabilities and total liabilities                 840,106
                                                                    ----------

Stockholders' equity:
  Common stock, no par value; 150 shares
     authorized, 150 shares issued and outstanding                     444,285
  Retained earnings                                                    211,179
                                                                    ----------
       Total stockholders' equity                                      655,464
                                                                    ----------
           Total liabilities and stockholders' equity               $1,495,570
                                                                    ==========

                    The Accompanying Notes Are An Integral
                      Part Of These Financial Statements.

                   CHOICE INFORMATION SYSTEMS, INCORPORATED

                   STATEMENT OF INCOME AND RETAINED EARNINGS

                              FOR THE YEAR ENDED

                               DECEMBER 31, 1998

                                   ----------

Sales revenues                                                      $3,291,970
                                                                    ----------

Cost and expenses:
 Salaries and employee benefits                                      1,751,977
 Royalties, sales and promotional expenses                             840,517
 Professional services                                                  92,168
 Rent                                                                   52,471
 Depreciation and amortization                                          41,091
 Other                                                                  37,321
                                                                    ----------
                                                                     2,815,545
                                                                    ----------

Income from operations                                                 476,425
                                                                    ----------

Other income:
 Interest                                                               35,464
                                                                    ----------

   Net income before income taxes                                      511,889

Income tax (expense) (Note 4)                                         (183,914)
                                                                    ----------

   Net income                                                          327,975

(Deficit) earnings, beginning of year                                 (106,796)

Cash dividends                                                         (10,000)
                                                                    ----------

Retained earnings, end of year                                      $  211,179
                                                                    ==========

                    The Accompanying Notes Are An Integral
                      Part Of These Financial Statements.

                   CHOICE INFORMATION SYSTEMS, INCORPORATED

                            STATEMENT OF CASH FLOWS

                              FOR THE YEAR ENDED

                               DECEMBER 31, 1998

                                  -----------

Cash flows from operating activities:
Net income                                                     $ 327,975
Adjustments to reconcile net income to
 net cash provided by operating activities:
  Depreciation and amortization                                   41,091
  (Increase) in accounts receivable                             (140,693)
  (Increase) in city tax refund receivable                       (12,403)
  (Increase) in prepaid expenses                                 (15,042)
  Decrease in deferred tax benefit                                16,364
  Increase in accounts payable                                    23,667
  Increase in deferred revenue                                    66,599
  (Decrease) in payroll and accrued withholdings                  (4,497)
  Increase in income tax payable                                 139,487
  Increase in profit sharing payable                               3,420
                                                               ---------
   Net cash provided by operating activities                     445,968
                                                               ---------

Cash flows from investing activities:
 Increase in notes receivable, stockholders                     (626,367)
 Purchase of fixed assets                                        (17,384)
                                                               ---------
  Net cash (used) by investing activities                       (643,751)
                                                               ---------

Cash flows from financing activities:
 Dividends paid                                                  (10,000)
 Purchase of stock                                              (539,600)
 Proceeds from sale of stock                                     830,835
                                                               ---------
  Net cash provided by financing activities                      281,235
                                                               ---------

  Net increase in cash                                            83,452

Cash, beginning of year                                          324,076
                                                               ---------

Cash, end of year                                              $ 407,528
                                                               =========

                    The Accompanying Notes Are An Integral
                      Part Of These Financial Statements.

                   CHOICE INFORMATION SYSTEMS, INCORPORATED

                       NOTES TO THE FINANCIAL STATEMENT

                               DECEMBER 31, 1998

                                   --------

1.  Nature of Business and Summary of Significant Accounting Policies:
    -----------------------------------------------------------------

    Nature of business
    ------------------
    The Company is in the business of software development, implementation and maintenance for court systems.

    The Company has entered into an agreement to be purchased by the Daily Journal Corporation (DJC) as described more fully in Note 7.

    Basis of accounting
    -------------------

    The Company uses the accrual method of accounting. That is, income is recorded at date of transaction, whether or not payment is received, and expenses are recorded when incurred, whether or not payment is made.

    Concentration of credit
    -----------------------
    The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash.

    Accounts receivable
    -------------------
    Substantially all of the Company's customers are governmentally funded court systems. Accordingly, all receivables are deemed to be fully collectible.

    Advertising costs
    -----------------
    Advertising costs are expensed as they are incurred.

    Property, equipment and depreciation
    ------------------------------------
    Property and equipment are stated at cost. Depreciation is provided using straight-line and accelerated methods, over the estimated useful lives of the related assets.

    Use of estimates
    ----------------
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                   CHOICE INFORMATION SYSTEMS, INCORPORATED

                                   --------

2.  Notes Receivable, Stockholders:
    ------------------------------

    The Company has three notes receivable from stockholders with a combined balance at December 31, 1998 of $626,367. The interest rate is variable. The entire amount of principal will be repaid from each stockholder's portion of the proceeds from the sale of their stock. (See also Note 7.)

3.  Property and Equipment:
    -----------------------

    A summary of property and equipment and accumulated depreciation at December 31, 1998 follows:

       Computer equipment                   $191,032
       Software                               62,068
       Furniture and fixtures                 65,552
                                            --------
                                             318,652
       Less:  accumulated depreciation       238,120
                                            --------
                                           $  80,532
                                           =========

4.  Income Taxes:
    ------------

    Deferred income taxes arise from timing differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or noncurrent, depending on the classification of the assets and liabilities to which they relate. Deferred taxes arising from timing differences that are not related to an asset or liability are classified as current or noncurrent, depending on the periods in which the timing differences are expected to reverse.

    Income tax (expense) for the year ended December 31, 1998 is as follows:

          Currently (payable)                                     $(167,550)
          Decrease in deferred tax benefit due to timing
             differences                                            (16,364)
                                                                  ---------

                                                                  $(183,914)
                                                                  =========

  The principal source of the timing differences is prepaid software maintenance revenue recognized on the cash basis for tax purposes.

                   CHOICE INFORMATION SYSTEMS, INCORPORATED

                                   --------

5. Commitments:
   -----------

   The Company conducts its operations from leased premises. Rent payments are due monthly until June 30, 2003. Rent expense under this lease for the year ended December 31, 1998 was $52,471.

   Minimum lease payments over the term of the lease are as follows:


           Year Ended
           December 31,                                Amount
           ------------                               --------

               1999                                    $59,827
               2000                                     61,882
               2001                                     64,042
               2002                                     66,307
               2003                                     33,733
                                                       -------

                                                      $285,791
                                                      ========

6. Pension Plan:
   ------------

   The Company has a money purchase plan that covers all full-time employees. Contributions to the plan are paid annually and are equal to 5% of compensation. Additionally, the company has a profit sharing plan. The contributions to the profit sharing plan are at the sole discretion of the board of directors. Contributions to the money purchase and profit sharing plans for the year ended December 31, 1998 are $33,448 and $81,310, respectively. The Company will terminate their pension plans during 1999. No further obligations are required.

7. Subsequent Event:
   ----------------

   The Company entered into an agreement to be acquired by the Daily Journal Corporation. Effective January 26, 1999, the Daily Journal Corporation acquired 80% of the Company's stock for $2,382,924.